STATE OF CALIFORNIA

SECRETARY OF STATE

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That the attached transcript of 81 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of Oct 05 2001

/s/ Bill Jones______________

BILL JONES

Secretary of State

ARTICLES OF INCORPORATION

OF

SYSTEMS ASSOCIATES, INC.

FIRST: The name of this corporation is SYSTEMS ASSOCIATES, INC.

SECOND: The corporation's purposes are:

  Primarily to engage in the specific business of providing professional and scientific services to government and industry for solving major planning and operating problems associated with design, analysis and evaluation of advanced socio-economic and technical systems;
  To engage generally in the business of providing professional and scientific services;
  To engage in any business related or unrelated to those described in clauses (a) and (b) of this Article SECOND and from time to time authorized or approved by the Board of Directors;
  To act as partner or joint venturer in any other legal capacity in any transaction;
  To do business anywhere in the world;
  To have and to exercise all rights and powers from time to time granted to a corporation by law.

  The above purposes clauses shall not be limited by reference to or inference from one another, but each such purpose shall be construed as a separate statement conferring independent purposes and powers upon the corporation.

  THIRD: The County in the State of California where the principal office for the transaction of business of the corporation is located is the County of Los Angeles.

FOURTH: (a) The number of directors of this corporation shall not be less than five, not more than eight, the exact number of which shall be fixed by a by-law duly adopted by the shareholders or by the board of directors

  The names and addresses of the persons who are appointed to act as the first directors of this corporation are:

LAWRENCE L. KAVANAU 5361 El Parkque
Long Beach, California
RICHARD KAVANAU 8701 Clifton Way
Beverly Hills, California

        BERTRAM J. KETCHEL 1056 So. Lemoran Avenue
        Downey, California

        DAVID M. GOODMAN 5217 Holt Avenue
        Los Angeles, California 90056

        GLENDON TREMAINE 560-B Orange Grove Circle
        Pasadena, California

FIFTH: The total number of shares which the corporation is authorized to issue is 200,000 shares. The aggregate par value of said shares is $200,000.00, and the par value of each share is $1.00. No distinction shall exist between the shares of the corporation or the holders thereof.

IN WITNESS WHEREOF, the undersigned and above-named incorporators and first directors of this corporation have executed these Articles of incorporation on this 19th day of August, 1966.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Richard Kavanau
RICHARD KAVANAU

s/ Bertram J. Ketchel
BERTRAM J. KETCHEL

/s/ David M. Goodman
DAVID M. GOODMAN

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on September 7, 1966)

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On August 18, 1966, before me, the undersigned, a Notary Public in and for said State, personally appeared LAWRENCE L. KAVANAU, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

/s/ John W. Shenk
JOHN W. SHENK

Notary Public

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

On August 18, 1966, before me, the undersigned, a Notary Public in and for said State, personally appeared BERTRAM J. KETCHEL, known to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

/s/ B. J. Brehm
B.J. BREHM

Notary Public

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On August 18, 1966, before me, the undersigned, a Notary Public in and for said State, personally appeared DAVID M. GOODMAN, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

/s/ Harriett J. Fisher
HARRIETT J. FISHER

Notary Public in and for said County and State

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On August 1, 1966, before me, the undersigned, a Notary Public in and for said State, personally appeared GLENDON TREMAINE, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

/s/ John W. Shenk
JOHN W. SHENK

Notary Public

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On August 18, 1966, before me, the understood, a Notary Public in and for said State, personally appeared RICHARD KAVANAU, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

/s/ Belle Silverman
BELLE SILVERMAN

Notary Public

Aggregate Par Value chg from $200,000 to $80,000

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

LAWRENCE L. KAVANAU and ZOLTAN A. HARASTY certify:

1.    That they are the President and the Assistant Secretary, respectively, of SYSTEMS ASSOCIATES, INC., a California corporation.

2.    That at a special meeting of the board of directors of said corporation, duly held at Los Angeles, California, on March 9, 1967, the following resolution was adopted:

    "RESOLVED: that Article FIFTH of the Articles of Incorporation of this corporation be amended to read as follows:

    'FIFTH: The total number of shares which the corporation is authorized to issue is 8,000,000 shares. The aggregate par value of said shares is $80,000.00 and the par value of each share is 1 cent. No distinction shall exist between the shares of the corporation or the holders thereof.

    Upon the amendment of this article to read as hereinabove set forth, each outstanding share of a par value of $1.00 is split up and converted into 100 shares with 1 cent par value.'"

3.     That the shareholders have adopted said amendment by written consent. That the wording of the amended article, as set forth in the shareholders' written consent, is the same as that set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares represented by written consent is 20,000. That the total number of shares entitled to vote on or consent to the amendment is 20,000.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU, President

/s/ Zoltan A. Harasty
ZOLTAN A. HARASTY, Assistant Secretary

LAWRENCE L. KAVANAU declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Long Beach, California, on June 27, 1967.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

ZOLTAN A. HARASTY declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Los Angeles, California on June 26, 1967.

/s/ Zoltan A. Harasty

ZOLTAN A. HARASTY

(State Certified on JUN 29 1967)

  Capital Structure chg from $3,580,000 to $2,125,000 + 3,000,000 npv

  CERTIFICATE OF AMENDMENT
  OF
  ARTICLES OF INCORPORATION
  OF
  SYSTEMS ASSOCIATES, INC.

  LAWRENCE L. KAVANAU and GLENDON TREMAINE certify:

  That they are the President and Secretary, respectively, of Systems Associates, Inc., a California corporation.
  That at a special meeting of the Board of Directors of said corporation, duly held at Los Angeles, California, on May 29, 1968, the following resolution was adopted:

  "RESOLVED, that Articles Fifth and Sixth of the Articles of Incorporation of this corporation be amended to read as follows:

  FIFTH: This corporation is authorized to issue three classes of shares to be designated, respectively, Preferred, Preference, and Common; the total number of shares which this corporation shall have authority to issue is 5,250,000 and the aggregate par value of all shares that are to have par value shall be $2,125,000.00; the number of Preferred shares that are to have a par value shall be 250,000 and the par value of each share of such class shall be $.50; the number of Preference shares that are to have a par value shall be 2,000,000 and the par value of each share of such class shall be $1.00; and the number of Common shares that are to be without par value shall be 3,000,000.

  Upon the amendment of these Articles all of the outstanding shares of Common stock One Cent ($.01) par value of the corporation shall thereupon be changed, consolidated and reclassified into shares of Common stock without par value, on the basis of one share of Common stock, without par value, for each three shares of Common stock One Cent ($.01) par value, then outstanding.

  SIXTH: The Preferred and Preference shares in every instance may be issued from time to time in one or more series. The

  Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of preferred shares and preference shares, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

  That the shareholders have adopted said amendment by written consent. That the wording of the amended articles, as set forth in the shareholders' written consent is the same as that set forth in the directors' resolution in Paragraph 2 above.
  That the number of shares represented by written consent is 1,990,000. That the total number of shares entitled to vote on or consent to the amendment is 2,100,000.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU, President

/s/ Glendon Tremaine
GLENDON TREMAINE, Secretary

Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Los Angeles, California, on June 25, 1968.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on June 26, 1968)

Capital structure chg from $80,000 to $3,580,000

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
SYSTEMS ASSOCIATES, INC.

LAWRENCE L. KAVANAU and GLENDON TREMAINE certify:

1. That they are the President and Secretary, respectively, of Systems Associates, Inc., a California corporation.

2. That at a special meeting of the Board of Directors of said corporation, duly held at Los Angeles, California, on October 9, 1967, the following resolution was adopted:

"RESOLVED, that Articles Fifth and Sixth of the Articles of Incorporation of this Corporation be amended to read as follows:

FIFTH: This corporation is authorized to issue three classes of shares to be designated, respectively, Preferred, Preference, and Common; the total number of shares which this corporation shall have authority to issue is ten million (10,000,000) and the aggregate par value of all shares that are to have par value shall be Three Million Five Hundred Eighty Thousand Dollars ($3,580,000.00); the number of Preferred shares that are to have a par value shall be One million (1,000,000) and the par value of each share of such class shall be One Dollar ($1.00); the number of Preference shares that are to have a par value shall be one million (1,000,000) and the par value of each share of such class shall be Two Dollars Fifty Cents ($2.50); and the number of Common shares that are to have a par value shall be eight million (8,000,000) and the par value of each share of such class shall be One Cent ($0.01) per share.

Upon the amendment of this article to read as hereinabove set forth, each person owning Stock One Cent Par Value shall be entitled to receive a certificate to evidence and represent the same number of new shares of Common Stock One Cent Par Value.

SIXTH: The Preferred and Preference shares in every instance may be issued from time to time in one or more series.

The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

3.     That at a meeting of the shareholders of said corporation, duly held at Long Beach, California, on November 2, 1967, a resolution was adopted, which resolution is identical in form to the directors' resolution set forth in paragraph 2 above.

4.     That the number of shares which voted affirmatively for the adoption of said resolution is 2,130,000, and that the total number of shares entitled to vote on or consent to said amendment is 2,130,000.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU, President

/s/ Glendon Tremaine
GLENDON TREMAINE, Secretary

    Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Los Angeles, California, on May 6, 1968.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on MAY 22 1968)

CERTIFICATE OF DETERMINATION OF
PREFERENCES OF PREFERRED SHARES OF
SYSTEMS ASSOCIATES, INC.

The undersigned, LAWRENCE L. KAVANAU and GLENDON TREMAINE do hereby certify:

One: That said LAWRENCE L. KAVANAU is, and at all times herein mentioned was, the duly elected and acting President of SYSTEMS ASSOCIATES, INC., a California corporation, and that said GLENDON TREMAINE is, and at all times herein mentioned was, the duly elected and acting Secretary of said corporation.

Two: That at a special meeting of the Board of Directors of said corporation duly held at Suite 1414, City National Bank Building, 606 South Olive Street, Los Angeles, California, at 6:30 o'clock P.M. on the 29th day of May 1968, at which meeting there were at all times present and acting a quorum of the members of the Board of Directors of said corporation, the following resolution was duly adopted:

WHEREAS, the Articles of Incorporation of this corporation provide for a class of its authorized shares known as Preferred shares, comprising 250,000 shares of the par value of $.50 each, issuable from time to time in one or more series; and

WHEREAS, the Board of Directors of this corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them; and

WHEREAS, this corporation has not heretofore issued any of such Preferred shares and it is the desire of the Board of Directors of this corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to the initial series of said preferred shares;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issue of Preferred shares of the corporation and does hereby fix and determine the rights, preferences, restrictions and other matters relating to said Preferred shares as follows:

(a) The Preferred shares shall be designated and known as "Preferred Stock $.50 Par Value."

(b) The number of the shares constituting the Preferred Stock $.50 par Value shall be 250,000 shares.

(c) The holders of the outstanding Preferred Stock shall be entitled to receive, out of any funds legally available therefor, dividends at the rate of four per cent (4%) per annum of the par value thereof, and no more, payable in cash semi-annually on the 15th days of January and July of each year when and as declared by the Board of Directors of the corporation. Such dividends shall accrue on each such share from the date of its original issuance and shall accrue from day to day, whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous semi-annual dividend period at the rate of four per cent (4%) per annum shall not have been paid on or declared and set apart for all preferred shares at the time outstanding, the deficiency shall be fully paid on or declared and set apart for such shares before any dividend or other distribution shall be paid on or declared or set apart for the common shares.

(d) In the event of a voluntary liquidation, dissolution or winding up of this corporation, the holders of preferred shares shall be entitled to receive out of the assets of this corporation, whether such assets are capital or surplus of any nature, an amount equal to one hundred per cent (100%) of the par value of such preferred shares and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, as provided in paragraph (c) of this Article, to the date that payment is made to the holders of preferred shares, whether earned or declared or not, and no more, before any payment shall be made or any assets distributed to the holders of common shares.

In the event of an involuntary liquidation, dissolution or winding up of this corporation, the holders of the preferred shares shall be entitled to receive, out of the assets of this corporation, whether such assets are capital or surplus of any nature, an amount equal to one hundred per cent (100%) of the par value of such preferred shares and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, as provided in paragraph (c) of this Article, to the date that payment is made to the holders of preferred shares, whether earned or declared or not, and no more, before any payment shall be made or any assets distributed to the holders of common shares.

If upon such liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of the preferred shares shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then the entire assets of this corporation to be distributed shall be distributed ratably among the preferred shares.

In the event of any liquidation, dissolution or winding up of any liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary, subject to all of the preferential rights of the holders of preferred shares on distribution or otherwise, the holders of common shares shall be entitled to receive, ratably, all remaining assets of this corporation.

A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be deemed to be a liquidation, dissolution or winding up, within the meaning of this paragraph.

(e) This corporation, at the option of the Board of Directors, may at any time or from time to time redeem the whole or any part of the outstanding preferred shares by paying in cash therefor one hundred per cent (100%) of the par value per share and, in addition to the aforementioned amount, an amount in cash equal to all dividends on preferred shares unpaid and accumulated as provided in (c) of this Article, whether earned or declared or not, to and including the date fixed for redemption, such sum being thereinafter sometimes referred to as the redemption price. In case of the redemption of a part only of the outstanding preferred shares, this corporation shall designate by lot, in such manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Less than all of the preferred shares at any time outstanding may not be redeemed until all dividends accrued and in arrears upon all preferred shares outstanding shall have been paid for all past dividend periods, and until full dividends for the then current dividend period on all preferred shares then outstanding, other than the shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment. At least thirty (30) days' previous notice by mail, postage prepaid, shall be given to the holders of record of the preferred shares to be redeemed, such notice to be addressed to each such shareholder at his post office address as shown by the records of this corporation. On or after the date fixed for redemption and stated in such notice, each holder of preferred shares called for redemption shall surrender his certificate evidencing such shares to this corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, then, notwithstanding that the certificates evidencing any preferred shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall cease to accrue after the date fixed for redemption and all rights with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor.

If, on or prior to any date fixed for redemption of preferred shares, this corporation deposits, with any bank or trust company in the City of Long Beach, State of California, as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof if such notice shall not previously have been given by this corporation, or to complete the giving of such notice if theretofore commenced, and to pay, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificate, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be deemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall be seemed to constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor, and the right to convert said shares as provided herein at any time up to but not after the close of business on the 5th day prior to the date fixed for redemption of such shares. Any moneys so deposited on account of the redemption price of preferred shares converted subsequent to the making of such deposit shall be repaid to the corporation forthwith upon the conversion of such preferred shares.

(f)     Except as otherwise provided by law or Article (g) hereof, the holders of preferred shares shall have no voting rights.

(g)     Except as otherwise provided by law or by these articles of incorporation, the holders of common shares issued and outstanding shall have and possess the exclusive right to notice of shareholders' meetings and the exclusive voting rights and powers, and the holders of preferred shares shall not be entitled to notice of any shareholders' meeting, or to vote upon the election of directors or upon any question affecting the management or affairs of this corporation, except where such notice or vote is required by law or by these articles of incorporation

If at any time four (4) or more semi-annual dividends (whether consecutive or not) on the preferred shares shall be in default, in whole or in part, the holders of preferred shares as a class shall be entitled to elect the smallest number of directors which will constitute a majority of the authorized number of directors, and the holders of common shares as a class shall be entitled to elect the remaining members of the board of directors. At such time as all dividends accrued on the outstanding preferred shares have been paid or declared and set apart for payment, the rights of the holders of preferred shares to vote as provided in this paragraph (g) shall cease, subject to renewal from time to time upon the same terms and conditions.

At any time after the voting power to elect a majority of the board of directors shall have become vested in the holders of the preferred shares as provided in this paragraph (g), the secretary of this corporation may, and upon the request of the record holders of at least ten per cent (10%) of the preferred shares then outstanding addressed to him at the principal office of this corporation shall, call a special meeting of the holders of preferred shares and of common shares for the election of directors, to be held at the place and upon the notice provided in the by-laws of the corporation for the holding of annual meetings. If such meeting shall not be so called within ten (10) days after personal service of the request, or within fifteen (15) days after mailing of the same by registered mail within the United States of America, then the record holders of at least ten per cent (10%) of the preferred shares then outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting at the place and upon the notice above provided, and for that purpose shall have access to the stock books of the corporation. At any meeting so called or at any annual meeting held while the holders of the preferred shares have the voting power to elect a majority of the board of directors, the holders of a majority of the then outstanding preferred shares, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided. The terms of office of all persons who are directors of the corporation at the time of such meeting shall terminate upon the election at such meeting by the holders of the preferred shares of the number of directors they are entitled to elect, and the persons so elected as directors by the holders of the preferred shares, together with such persons, if any, as may be elected as directors by the holders of the common shares, shall constitute the duly elected directors of this corporation. In the event the holders of the common shares fail to elect the number of directors which they are entitled to elect at such meeting, additional directors may be appointed by the directors elected by the holders of preferred shares.

Whenever the holders of the preferred shares shall be divested of such voting power as hereinabove in this paragraph (g) provided, the term of office of all persons who are at the time directors of the corporation shall terminate upon the election of their successors by the holders of the common shares.

(h)     The holders of preferred shares shall have conversion rights as follows:

1. The preferred shares shall be convertible, at the option of the respective holders thereof, at any time on or prior to the fifth day prior to such date, if any, as may have been fixed for the redemption thereof in any notice of redemption given as provided in (c) thereof, at the office of the corporation or any transfer agent for such shares, into full paid and non-assessable shares of common stock of the corporation, at the conversion price of $7.00 per share, each preferred share being taken at $.50 (fifty cents) for the purpose of such conversion. The price at which shares of common stock shall be deliverable upon conversion (herein called the "conversion price") shall be initially $7.00 per share of common stock. Such initial conversion price shall be subject to adjustment from time to time in certain instances, as hereinafter provided. The corporation shall make no payment or adjustment on account of any dividends accrued on the preferred shares surrendered for conversion. In case of the call for redemption of any preferred shares, such right of conversion shall terminate as to the shares designated for redemption, at the close of business on the fifth day preceding the day fixed for redemption, unless default is made in the payment of the redemption price.

2. Before any holder of preferred shares shall be entitled to convert the same into common stock, he shall surrender the certificate or certificates therefor, duly endorsed, together with the sum of $6.50 for each share of preferred stock to be converted, at the office of the corporation or of any transfer agent for the preferred shares, and shall give written notice to the corporation at such office that he elected to convert the same and shall state in writing therein the name or names in which he wishes the certificates for common stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of preferred shares, or to his nominee or nominees, certificates for the number of full shares of common stock to which he shall be entitled, as aforesaid, together with a scrip certificate or cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of the preferred shares to be converted, and the person or persons entitled to receive the common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such common stock on said date.

3. In case the corporation shall at any time subdivide the outstanding shares of common stock, or shall issue as a dividend on common stock such number of shares of common stock as shall equal five per cent (5%) or more of the number of shares of common stock outstanding immediately prior to the issuance of such dividend, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the corporation shall at any time combine the outstanding shares of common stock, the conversion price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be. For the purposes of this paragraph 3, the date of issuance of any such dividend shall be the record date fixed by the board of directors of the corporation. In the absence of a record date so fixed, the first business day during which the stock transfer books of the corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

4. No fractional shares of common stock shall be issued upon the conversion of preferred shares. If any fractional interest in a share of common stock would, except for the provisions of this paragraph 4, be deliverable upon the conversion of any shares of convertible preferred, the corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust such fractional interest by payment to the holder of such surrendered preferred shares of an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, or (ii) issue non-dividend bearing and non-voting scrip certificates for fractions of a share which would otherwise be issuable, in such form and containing such terms and conditions as may be determined by the Board of Directors, and exchangeable, within such period following the date of issue thereof as the Board of Directors shall fix, together with other unexpired scrip certificates of like tenor aggregating one or more full shares, for share certificates representing such full share or shares.

5. Whenever the conversion price is adjusted, as herein provided, the corporation shall forthwith maintain at its office and file with the transfer agents for preferred shares a statement, signed by the Chairman of the Board, or the President, or a Vice President of the corporation and by its Treasurer or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion price after such adjustment. Such transfer agents shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of preferred shares desiring an inspection thereof.

6. In case of any capital reorganization or any reclassification of the capital stock of the corporation or in case of the consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each preferred share shall thereinafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares or common stock of the corporation deliverable upon conversion of such preferred share would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the preferred shares, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the preferred shares.

7. In case:

(i) the corporation shall take a record of the holders of its common stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

(ii) the corporation shall take a record of the holders of its common stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

(iii) of any capital reorganization of the corporation, reclassification of the capital stock of the corporation (other than a subdivision or combination of its outstanding shares of common stock), consolidation or merger of the corporation with or into another corporation, or conveyance of all or substantially all of the assets of the corporation to another corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the corporation; then, and in any such case, the corporation shall cause to be mailed to the transfer agents for the preferred shares, and to the holders of record of the outstanding preferred shares, at least 10 days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of common stock of record shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

8. The corporation shall at all times reserve and keep available, out of its authorized by unissued common stock, solely for the purpose of effecting the conversion of the preferred shares, the full number of shares of common stock deliverable upon the conversion of all preferred shares, from time to time outstanding. The corporation shall from time to time (subject to obtaining necessary director and shareholder action), in accordance with the laws of the State of California, increase the authorized amount of its common stock if at any time the authorized number of shares of common stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of convertible preferred at the time outstanding.

9. The corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of preferred shares pursuant thereto. The corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the preferred shares so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the corporation the amount of any such tax, or has established, to the satisfaction of the corporation, that such tax has been paid.

10. So long as any of the preferred shares shall be outstanding this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of preferred shares outstanding:

(a) alter or change the rights, preferences or privileges of the preferred shares so as materially adversely to affect the preferred shares; or

(b) increase the authorized number of preferred shares; or

(c) create any new class of shares having preferences over or being on a parity with the preferred shares as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all preferred shares then outstanding; or

(d) purchase any common shares; or

(e) sell, convey or otherwise dispose of all or substantially all of the property or business of this corporation; or

(f) incur, assume or guarantee any indebtedness (other than such as may be represented by the obligation to pay rent under leases) maturing more than eighteen (18) months after the date on which it is incurred, assumed, or guaranteed by the corporation, except purchase money obligations, obligations assumed as part of the price of property purchased, or the extension, renewal or refunding of any thereof.

11. Whenever reference is made in these provisions to the issue or sale of shares of common stock, the term "common stock" shall include any stock of any class of the corporation other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation.

12. All certificates of the preferred shares surrendered for conversion shall be appropriately cancelled on the books of the corporation, and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued preferred shares of the corporation

RESOLVED FURTHER, that the President or any Vice President, and the Secretary or any Assistant Secretary, of this corporation be and they hereby are authorized and directed to prepare and file a certificate of determination of preferences in accordance with the foregoing resolution and the provisions of California law.

Three: That the authorized number of preferred shares of said corporation is 250,000, and that the number of preferred shares, none of which has been issued, is 250,000.

IN WITNESS WHEREOF, the undersigned have executed this certificate this

26th day of June 1968.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on JUN 28 1968)

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

LAWRENCE L. KAVANAU and GLENDON TREMAINE, being first duly sworn, each for himself deposes and says:

That LAWRENCE I. KAVANAU is, and was at all of the times mentioned in the foregoing Certificate of Determination, the President of SYSTEMS ASSOCIATES, INC., the California corporation therein mentioned, and GLENDON TREMAINE is, and was at all of said times, the Secretary of said corporation; that each has read said certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

Subscribed and sworn to before me this 26th day of June, 1968.

/s/ John W. Shenk
JOHN W. SHENK

Notary Public in and for the State of California

RESTATED ARTICLES OF INCORPORATION

OF

SYSTEMS ASSOCIATES, INC.

The undersigned hereby certify that they are, respectively, the President and Secretary of SYSTEMS ASSOCIATES, INC. and that they were authorized to execute this certificate by a resolution of the Board of Directors of said corporation duly adopted at a meeting held on the 25th day of June, 1968.

The undersigned further certify that the following is the entire text of the Articles of Incorporation of SYSTEMS ASSOCIATES, INC. as amended to the, date of this certificate:

FIRST: The name of this corporation is SYSTEMS ASSOCIATES, INC.

SECOND: The corporation's purposes are:

(a) Primarily to engage in the specific business of providing professional and scientific services to government and industry for solving major planning and operating problems associated with design, analysis and evaluation of advanced socio-economic and technical systems;

(b) To engage generally in the business of providing professional and scientific services;

(c) To engage in any business related or unrelated to those described in clauses (a) and (b) of this Article SECOND and from time to time authorized or approved by the Board of Directors.

(d) To act as partner or joint venturer or in any other legal capacity in any transaction;

(e) To do business anywhere in the world;

(f)  To have and to exercise all rights and powers from time to time granted to a corporation by law.

The above purpose clauses shall not be limited by reference to or inference from one another, but each such purpose clause shall be construed as a separate statement conferring independent purposes and powers upon the corporation.

THIRD: The County in the State of California where the principal office for the transaction of business of the corporation is located is the County of Los Angeles.

FOURTH: (a) The number of directors of this corporation shall not be less than five, nor more than eight, the exact number of which shall be fixed by a by-law duly adopted by the shareholders or by the board of directors.

(b) The names and addresses of the persons who are appointed to act as the first directors of this corporation are:

LAWRENCE L. KAVANAU 5361 El Parkque
Long Beach, California

RICHARD KAVANAU 8701 Clifton Way
Beverly Hills, California

BERTRAM J. KETCHEL 1056 So. Lemoran Avenue
Downey, California

DAVID M. GOODMAN 5217 Holt Avenue
Los Angeles, California 90056

GLENDON TREMAINE 560-B Orange Grove Circle
Pasadena, California

FIFTH: This corporation is authorized to issue three classes of shares to be designated, respectively, Preferred, Preference, and Common; the total number of shares which this corporation shal1 have authority to issue is 5,250,000 and the aggregate par value of all shares that are to have par value shall be $2,125,000.00; the number of Preferred shares that are to have a par value shall be 250,000 and the par value of each share of such class shall be $.50; the number of Preference shares that are to have a par value shall be 2,000,000 and the par value of each share of such class shall be $1.00; and the number of Common shares that are to be without par value shall be 3,000,000.

Upon the amendment of these Articles all of the outstanding shares of Common stock One Cent ($.0l) par value of the corporation shall thereupon be changed, consolidated and reclassified into shares of Common stock without par value, on the basis of one share of Common stock, without par value, for each three shares of Common stock One Cent ($.01) par value, then outstanding.

SIXTH: The Preferred and Preference shares in every instance may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of preferred shares and preference shares, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU, President

/s/ Glendon Tremaine
GLENDON TREMAINE, Secretary

Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Restated Articles of Incorporation are true and correct. Executed at Los Angeles, California, on June 27, 1968.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on JUL 22 1968)

CERTIFICATE OF DETERMINATION OF
PREFERENCES OF PREFERENCE SHARES OF
SYSTEMS ASSOCIATES, INC.

The undersigned, LAWRENCE L. KAVANAU and GLENDON TREMAINE, do hereby certify:

One: That said LAWRENCE L. KAVANAU is, and at all times herein mentioned was, the duly elected and acting President of SYSTEMS ASSOCIATES, INC., a California corporation, and that said GLENDON TREMAINE is, and at all times herein mentioned was, the duly elected and acting Secretary of said corporation.

Two: That at a special meeting of the Board of Directors of said corporation, duly held at the Pacific Coast Club, 850 East Ocean Boulevard, Long Beach, California, at 4:00 o'clock P.M. on the 14th day of November, 1968, at which meeting there were at all times present and acting a quorum of the members of the Board of Directors of said corporation, the following resolution was duly adopted:

WHEREAS, the Articles of Incorporation of this corporation provide for a class of its authorized shares known as Preference shares, comprising 2,000,000 shares of the par value of $1.00 each, issuable from time to time in one or more series; and

WHEREAS, the Board of Directors of this corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking, fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preference shares, and the number of shares constituting any such series and the designation thereof, or any of them; and

WHEREAS, this corporation has not heretofore issued any of such Preference shares and it is the desire of the Board of Directors of this corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to the initial series of said preference shares;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issue of Series A Preference shares of the corporation and does hereby fix and determine the rights, preferences, restrictions and other matters relating to said Preference shares as follows:

(a) The Preference shares sha1l be designated and known as "Series A Preference Stock $1.00 Par Value."

(b) The number of shares constituting the Series A Preference Stock $1.00 Par Value shall be 20,000 shares.

(c) The holders of the outstanding Preference Stock shall be entitled to receive, out of any funds legally available therefor, dividends at the rate of six per cent (6%) per annum of the par value thereof, and no more, payable in cash semi-annually on the 15th days of January and July of each year when and as declared by the Board of Directors of the corporation. Such dividends shall, accrue on each such share from the date of its original issuance and shall accrue from day to day, whether or not earned or declared.
Such dividends shall be cumulative so that if such dividends in respect of any previous semi-annual dividend period at the rate of six per cent (6%) per annum shall not have been paid on or declared and set apart for all preference shares at the time outstanding, the deficiency shall be fully paid on or declared and set apart for such shares before any dividend or other distribution shall be paid on or declared or set apart for the common shares.

(d) In the event of a voluntary liquidation, dissolution or winding up of this corporation, the holders of preferred shares shall be entitled to receive out of the assets of this corporation, whether such assets are capital or surplus of any nature, an amount equal to one hundred per cent (100%) of the par value of such preferred shares and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, to the date that payment is made to the holders of preferred shares, whether earned or declared or not, and no more, before any payment shall be made or any assets distributed to the holders of Series A Preference Stock or to the holders of common stock.

In the event of an involuntary liquidation, dissolution or winding up of this corporation, the holders of the preferred shares shall be entitled to receive, out of the assets of this corporation, whether such assets are capital or surplus of any nature, an amount equal to one hundred per cent (100%) of the par value of such preferred shares and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, to the date that payment is made to the holders of preferred shares, whether earned or declared or not, and no more, before any payment shall be made or any assets distributed to the holders of Series A Preference Stock.

In the event of any liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary, subject to all of the preferential rights of the holders of preferred of preferred shares on distribution or otherwise, the holders of Series A Preference shares and of common shares shall be entitled to receive, ratably, all remaining assets of this corporation.

A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

(e) At anytime after June 1, 1970, this corporation, at the option of the Board of Directors, may at any time or from time to time redeem the whole or any part of the outstanding preference shares by paying in cash therefor one hundred per cent (110%) of the par value per share, and in addition to the aforementioned amount, an amount in cash equal to all dividends on preference shares unpaid and accumulated as provided in (c) of this Article, whether earned or declared or not, to and including the date fixed for redemption, such sum being thereinafter sometimes referred to as the redemption price. In case of the redemption of a part only of the outstanding preference shares, this corporation shall designate by lot, in such manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Less than all of the preference shares at any time outstanding may not be redeemed until all dividends accrued and in arrears upon all preference shares outstanding shall have been paid for all past dividend periods, and until full dividends for the then current dividend period on all preference shares then outstanding, other than the shares to he redeemed, shall have been paid, or declared and the, full amount thereof set apart for payment. At least thirty (30) days previous notice by mail, postage prepaid, shall be given to the holders of record of the preference shares to be redeemed, such notice to be addressed to each such shareholder at his post office address as shown by the records of this corporation. On or after the date fixed for redemption and stated in such notice, each holder of preference shares called for redemption shall surrender his certificate evidencing such shares to this corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the share represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, then, notwithstanding that the certificates evidencing any preference shares so called for redemption shall not have been surrendered, the dividends with respect to the shares the date fixed for redemption and all rights with so called for redemption shall cease to accrue after to the shares so called for redemption shall after such date cease and determine, except only the right of the holders to receive the redemption, price without interest upon surrender of their certificates therefor.

If, on or prior to any date redemption of preference shares, this corporation deposits, with any bank or trust company in the City of Long Beach, State of California, as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof if such notice shall not previously have been given by this corporation, or to complete the giving of such notice if theretofore commenced, and to pay, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificate, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be, deemed to be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall be deemed to constitute full payment of the shares to their holders and from, and after the date of the deposit the shares shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor, and the right to convert said shares as provided herein at any time up to but not after the close of business on the 5th day prior to the date fixed for redemption of such shares. Any moneys so deposited on account of the redemption price of preference shares converted subsequent to the making of such deposit shall be repaid to the corporation forthwith upon the conversion of such preference shares.

(f) Except as otherwise provided by law, the holders of preference shares shall have no voting rights.

(g) Except as otherwise provided by law or by the articles of incorporation, the holders of common shares issued and outstanding shall have and possess the exclusive right to notice of shareholders' meetings and the exclusive voting rights and powers, and the holders of preference shares shall not be entitled to notice of any shareholders meeting or to vote upon the election of directors or upon any question affecting the management or affairs of this corporation, except where such notice or vote is required by law or by these articles of incorporation.

(h) At any time after June 1, 1970, the holders of Series A Preference shares have conversion rights as follows:

1.  The preference shares shall be convertible, at the option of the respective holders thereof, at any time on or prior to the fifth day prior to such date, if any, as may have been fixed for the redemption thereof in any notice of redemption given as provided in (c) hereof, at the office of the corporation or any transfer agent for such shares into fully paid, and non-assessable shares of common stock of the corporation, at the conversion price of $1.00 per share, each preference share being taken at $1.00 for the purpose of such conversion. The corporation shall make no payment or adjustment on account of any dividends accrued on the preference shares surrendered for conversion. In case of the call for redemption of any preference shares, such right of conversion shall terminate as to the shares designated for redemption, at the close of business on the fifth day preceding the day fixed for redemption, unless default is made In the payment of the redemption price.

2.  Before any holder of preference shares shall be entitled to convert the same into common stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent, for the preference shares, and shall give written notice to the corporation at such office that he elected to convert the same and shall state in writing therein the name or names in which he wishes the certificates for common stock to be issued. The corporation, shall, as soon as practicable thereafter, issue and deliver at such office to such holder of preference shares, or to his nominee or nominees, certificates for the number of full shares at common stock to which he shall be entitled, as aforesaid. Such conversion shall be deemed to have been made as of the date of such surrender of the preference shares to be converted and persons entitled to receive the common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such common stock on said date.

3.  In case the corporation shall at any time subdivide the outstanding shares of common stock, or shall issue as a dividend on common stock such number of shares of common stock as shall equal five per cent (5%) or more of the number of shares of common stock outstanding immediately prior to the issuance of such dividend, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the corporation shall at any time combine the outstanding shares of common stock, the conversion price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case maybe. For the purposes of this paragraph 3, the date of issuance of any such dividend shall be the record date fixed by the board of directors of the corporation. In the absence of a record date so fixed, the first business day during which the stock transfer books of the corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

4. No fractional shares of common stock shall be issued upon the conversion of preference shares. If any fractional interest in a share of common stock would, except for the provisions of this paragraph 4, be deliverable upon the conversion of any shares of convertible preference the corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust such fractional interest by payment to the holder of such surrendered preference shares of an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, or (ii) issue non-dividend bearing and non-voting scrip certificates for fractions of a share which would otherwise be issuable, in such form and containing such terms and conditions as may be determined by the Board of Directors, and exchangeable, within such period following the date of issue thereof as the Board of Directors shall fix, together with other unexpired scrip certificates of like tenor aggregating one or more full shares, for share certificates representing such full share or shares.

5. Whenever the conversion price is adjusted, as herein provided, the corporation shall forthwith maintain at its office and file with the transfer agents for preferred shares a statement, signed by the Chairman of the Board, or the President, or a Vice President of the corporation and by its Treasurer or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion price after such adjustment. Such transfer agents shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of preference shares desiring an inspection thereof.

6. In case of any capital reorganization or any reclassification of the capital stock of the corporation or in case of the consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all' of the assets of the corporation to another corporation, each preference share shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of common stock of the corporation deliverable upon conversion of such preference share would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with. respect to the rights and interests thereafter of the holders of the preference shares to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the preference shares.

7. In case:

(i)  the corporation shall take a record of the holders of its common stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

(ii)  the corporation shall take a record of the holders of its common stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

(iii) of any capital reorganization of the corporation, reclassification of the capital stock of the corporation (other than a subdivision or combination of its outstanding shares of common stock), consolidation or merger of the corporation with or into another corporation, or conveyance of all or substantially all, of the assets of the corporation to another corporation; or

(iv)  of the voluntary or involuntary dissolution, liquidation or winding up of the corporation; then, and in any such case, the corporation shall cause to be mailed to the transfer agents for the preference shares, and to the holders of record of the outstanding preference shares, at least 10 days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of common stock of record shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

8. The corporation shall at all times reserve and keep available, out of its authorized but unissued common stock solely for the purpose of effecting the conversion of the preference shares, the full number of shares of common stock deliverable upon the conversion of all preference shares, from time to time outstanding. The corporation shall from time to time (subject to obtaining necessary director and shareholder action), in accordance with the laws of the State of California, increase the authorized amount of its common stock if at any time the authorized number of shares of common stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of convertible preference at the time outstanding.

9. The Corporation shall pay any and all issue, and other taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of preference shares pursuant thereto. The corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the preference shares so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the corporation the amount of any such tax, or has established, to the satisfaction of the corporation, that such tax has been paid.

10. So long as any of the Series A Preference shares shall be outstanding this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of Series A Preference shares outstanding:

(a) alter or change the rights, preferences or privileges of the preference shares so as materially adversely to affect the preference shares; or

(b) increase the authorized number of preference shares; or

(c) purchase any common shares; or

(d) sell, convey or otherwise dispose of all or substantially all of the property or business of this corporation.

11. Whenever reference is made in these provisions to the issue or sale of shares of common stock, the term "common stock" shall include any stock of any class of the corporation other than preferred stock and preference stock, with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of corporation.

12. All certificates of the preference shares surrendered for conversion shall be appropriately cancelled on the books of the corporation, and the shares so converted represented by such certificates shall, be restored to the status of authorized but unissued preference shares of the corporation.

RESOLVED FURTHER, that the President or any Vice President, and the Secretary or any Assistant Secretary, of this corporation be and they hereby are authorized and directed to prepare and file a certificate of determination of preferences in, accordance with the foregoing resolution and the provisions of California law.

Three: That the authorized number of preference shares of said corporation is 2,000,000, none of which has been issued, and that the number of Series A Preference shares, none of which has been issued, is 20,000.

IN WITNESS WHEREOF the undersigned have executed this certificate this 3rd day of December, 1968.

/s/ Lawrence L Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on DEC 27 1968)

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

LAWRENCE L. KAVANAU, being first duly sworn, deposes and says:

That he is, and was at all of the times mentioned in the foregoing Certificate of Determination, the President of SYSTEMS ASSOCIATES, INC., the California corporation therein mentioned; that he has read said certificate and that the matters set forth therein are true of his own knowledge, and that the signature purporting to be the signature of said President thereto is the genuine signature of said President.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

Subscribed and sworn to before me this 16th day of December, 1968.

/s/ Florence E Hastings
FLORENCE E. HASTINGS

Notary Public in and for the State of California

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

GLENDON TREMAINE, being first duly sworn, deposes and says:

That he is, and was at all of the times mentioned in the foregoing Certificate of Determination, the Secretary of SYSTEMS ASSOCIATES, INC., the California corporation therein mentioned; that he has read said certificate and that the matters set forth therein are true of his own knowledge, and that the signature purporting to be the signature of said President thereto is the genuine signature of said President.

/s/ Glendon Tremaine
GLENDON TREMAINE

Subscribed and sworn before me this 23rd day of December, 1968.

/s/ John W. Shenk
JOHN W. SHENK

Notary Public in and for the State of California

CERTIFICATE OF OWNERSHIP
MERGING
Y.T.O. AND ASSOCIATES
INTO
SYSTEMS ASSOCIATES, INC.

SYSTEMS ASSOCIATES, Inc., a California corporation does herby certify that:

ONE: Systems Associates, Inc. owns all of the outstanding shares of Y.T.O. and Associates, a California corporation.

TWO: The following resolutions were authorized by unanimous action of its Board of Directors to merge Y.T.O. and Associates into Systems Associates Inc., and to assume of its obligations:

WHEREAS, this corporation owns all of the shares of Y.T.O. and Associates, and

WHEREAS it is deemed advisable and for the best interests of this corporation, its shareholders, and lending institutions providing financial assistance to this corporation, particularly the First National City Bank of New York, which has requested their action, that Y.T.O. and Associates be merged in this corporation;

NOW, THEREFORE, BE IT RESOLVED that this corporation merge Y.T.O. and Associates, its wholly owned subsidiary, into itself and assume all obligations of said subsidiary pursuant to section 4124 of the California Corporations Code; and

RESOLVED FURTHER, that the President or a Vice President and the Secretary or an Assistant Secretary of this corporation be and they hereby are authorized and director execute and file a Certificate of Ownership pursuant to Section 4124 of the Corporations Code of California, and to do any al all things and to execute any and all documents which they consider necessary and proper in order to consummate said merger.

THREE: The Board of Director of this corporation consists of six members; the action of the Board of Directors to authorize the above resolutions was taken by the unanimous individual written consent of the Board of Directors without a meeting; and the By-laws of their corporation authorize to so act.

IN WITNESS WHEREOF, Systems Associates, Inc. has executed this Certificate the 17th day of October 1973.

SYSTEMS ASSOCIATES, INC.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU
President

/s/ Glendon Tremaine
GLENDON TREMAINE
Secretary

Lawrence L. Kavanau and Glendon Tremaine say:

They are the President and Secretary, respectively of Systems Associates, Inc. a California corporation.

They have read the foregoing Certificates of Ownership and know the content thereof.

The same is true of their own knowledge.

Executed on October 17th, 1973 at Los Angeles, County , California.

We declare under penalty of perjury that the foregoing is true and correct.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on OCT 12 1973)

CERTIFICATE OF OWNERSHIP
MERGING
WATER RESOURCES ENGINEERS, INC.
INTO
SYSTEMS ASSOCIATES, INC.

SYSTEMS ASSOCIATES Inc., a California corporation does herby certify that:

ONE: Systems Associates, Inc. owns all of the outstanding shares of Water Resources Engineers, Inc., a California corporation.

TWO: The following resolutions were authorized by unanimous action of its Board of Directors to merge Water Resources Engineers, Inc. into Systems Associates, Inc., and to assume all of its obligations:

WHEREAS, this corporation owns all of the shares of Water Resources Engineers, Inc.; and

WHEREAS it is deemed advisable and for the best interest of the corporation, its shareholders, and the lending institutions providing financial assistance to this corporation, particularly the First National City Bank of New York, which has requested this action, that Water Resources Engineers, Inc. be merged in this corporation;

NOW, THEREFORE, BE IT RESOLVED that this corporation merge Water Resources Engineers, Inc., its wholly owned subsidiary into itself and assume all obligation of said subsidiary pursuant to section 4124 of the California Corporations Code; and

RESOLVED FURTHER, that the President or a Vice President and the Secretary or an Assistant Secretary of the corporation be and they hereby are authorized and directed to execute and file a Certificate of Ownership pursuant to Section 4124 of the corporations Code of California, and to do any and all things to execute any and all documents s which they consider necessary and proper in order to consummate said merger.

THREE: The Board of Director of the corporation consists of six members; the action of the Board of Directors to authorize the above resolutions was taken by the unanimous individual written consent of the Board of Directors without a meeting; and the By-laws of this corporation authorize the directors to so act.

In WITNESS WHEREOF, Systems Associate, Inc. has executed this Certificate the 17th day of October 1973.

SYSTEMS ASSOCIATES, INC.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU
President

/s/ Glendon Tremaine
GLENDON TREMAINE
Secretary

Lawrence L. Kavanau and Glendon Tremaine say:

They are the President and Secretary, respectively, of Systems Associates, Inc. a California corporation.

They have read the foregoing Certificates of Ownership and know the content thereof.

The same is true of their own knowledge.

Executed on October 17th, 1973 at Los Angeles, County, California.

We declare under penalty of perjury that the foregoing is true and correct.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on OCT 24 1973)

CERTIFICATE OF OWNERSHIP
MERGING
VISUAL SCIENCE PRODUCTIONS
INTO
SYSTEMS ASSOCIATES, INC.

SYSTEMS ASSOCIATES Inc., a California corporation does herby certify that:

ONE: Systems Associates, Inc. owns all of the outstanding shares of Visual Science Productions, Inc., a California corporation.

TWO: The following resolutions were authorized by unanimous action of its Board of Directors to merge Visual Science Productions, Inc. into Systems Associates, Inc., and to assume all of its obligations:

WHEREAS, this corporation owns all of the shares of Visual Science Productions; and

WHEREAS it is deemed advisable and for the best interest of the corporation, its shareholders, and the lending institutions providing financial assistance to this corporation, particularly the First National City Bank of New York, which has requested this, action that Visual Science Productions, Inc. be merged in this corporation;

NOW, THEREFORE, BE IT RESOLVED that this corporation merge Visual Science Productions, Inc., its wholly owned subsidiary into itself and assume all obligations of said subsidiary pursuant to section 4124 of the California Corporations Code; and

BE IT FURTHER RESOLVED, that the President or a Vice President and the Secretary or an Assistant Secretary of the corporation be and they hereby are authorized and directed to execute and file a Certificate of Ownership pursuant to Section 4124 of the Corporations Code of California, and to do any and all things and to execute any and all documents which they consider necessary and proper in order to consummate said merger.

THREE: The Board of Director of the corporation consists of six members; the action of the Board of Directors to authorize the above resolutions was taken by the unanimous individual written consent of the Board of Directors without a meeting; and the By-laws of this corporation authorize the directors to so act.

In WITNESS WHEREOF, Systems Associates, Inc. has executed this Certificate the 17th day of October 1973.

SYSTEMS ASSOCIATES, INC.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU
President

/s/ Glendon Tremaine
GLENDON TREMAINE
Secretary

Lawrence L. Kavanau and Glendon Tremaine say:

They are the President and Secretary, respectively, of Systems Associates, Inc. a California corporation.

They have read the foregoing Certificates of Ownership and know the content thereof.

The same is true of their own knowledge.

Executed on October 17th, 1973 at Los Angeles, County, California.

We declare under penalty of perjury that the foregoing is true and correct.

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU

/s/ Glendon Tremaine
GLENDON TREMAINE

(State Certified on NOV 05 1973)

NAME CHG. TO: SYSTEMS ASSOCIATES, INC. OF CALIFORNIA

CERTIFICATE OF OWNERSHIP

Richard C. Kaehler and Glendon L. Tremaine certify that:

1. They are the President and Secretary, respectively of Systems Associates, Inc., a California corporation.

2. Systems Associates, Inc. owns one hundred percent (100%) of the outstanding shares of Resource Management Systems, a California corporation.

3. At a duly held meeting of the Board of Directors of Systems Associates, Inc. the following resolutions were adopted:

RESOLVED, that under Section 1110 of the California Corporations Code this corporation merge Resource Management Systems into itself and assume all of the obligations of Resource Management Systems.

RESOLVED FURTHER, that Article FIRST of the Articles of Incorporation of Systems Associates, Inc., is amended in its entirety as follows:

"FIRST: The name of this corporation is

SYSTEMS ASSOCIATES, INC. OF CALIFORNIA"

RESOLVED FURTHER, that the chairman of the board, president, or a vice president, and secretary or assistant secretary of this corporation are authorized and directed to execute, verify (by their declaration under penalty of perjury or otherwise), and file a Certificate of Ownership under Section 1110 of the California Corporations Code, and to take all other action they consider necessary and proper to consummate the merger.

/s/ Richard C. Kaehler
RICHARD C. KAEHLER, President

/s/ Glendon L. Tremaine
GLENDON L. TREMAINE, Secretary

Each of the undersigned declares under penalty of perjury that the statements in the above Certificate are true of his own knowledge, and that this declaration was executed on November 12, 1979, at Long Beach, California.

/s/ Richard C. Kaehler
RICHARD C. KAEHLER

/s/ Glendon L. Tremaine
GLENDON L. TREMAINE

(State Certified on NOV 28, 1979)

CERTIFICATE OF OWNERSHIP

Robert E. Carroll and Glendon L. Tremaine certify that:

1. They are the President and Secretary, respectively of Systems Associates, Inc. of California, a California corporation.

2 Systems Associates, Inc. of California owns one hundred percent (100%) of the outstanding shares of SYS, a California corporation.

3. At a duly he1d meeting of the board of Directors of Systems Associates, Inc. of California the following resolutions were adopted:

RESOLVED, that under Section 1110 of the California Corporations Code this corporation (Systems Associates, Inc. of California) merge into itself and assume all of the obligations of SYS.

RESOLVED FURTHER, that Article FIRST of the Articles of Incorporation of Systems Associates, Inc. of California is amended in its entirety as follows:

"FIRST: The name of this corporation is SYS"

RESOLVED FURTHER, that the chairman of the board, president, or a vice president and secretary or assistant secretary of this corporation are authorized and directed to execute, verify (by their declaration under penalty of perjury or otherwise), and file a Certificate of Ownership under Section 1110 of the California Corporations Code, and to take all other action they consider necessary and proper to consummate the merger.

/s/ Robert E. Carroll
ROBERT E. CARROLL, President

/s/ Glendon L. Tremaine
GLENDON L. TREMAINE, Secretary

Each of the undersigned declares under penalty of perjury that the statements in the above Certificate are true of his own knowledge and that this declaration was executed on January 4, 1985, at San Diego, California.

/s/ Robert E. Carroll
ROBERT E. CARROLL

/s/ Glendon L. Tremaine
GLENDON L. TREMAINE

(State Certified on MAR 18 1985)

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
SYS

ROBERT E. CARROLL and WILLIAM H. REED certify:

1.    That they are the President and Assistant Secretary, respectively, of SYS, a California Corporation.

2.    That at the Annual Meeting of Shareholders of SYS, duly held at San Diego, California, on November 19, 1987, the following resolution was adopted:

"RESOLVED, that Article Fifth of the Articles of Incorporation of this corporation be amended to read as follows:

FIFTH: This corporation is authorized to issue three classes of shares to be designated, respectively, Preferred, Preference, and Common; the total number of shares which this corporation shall have authority to issue is 8,250,000 and the aggregate par value of all shares that are to have a par value shall be $2,125,000; the number of Preferred shares that are to have a par value shall be 250,000 and the par value of each share of such class shall be $.50; the number of Preference shares that are to have a par value shall be 2,000.000 and the par value shall be $1.00; and the number of Common shares that are to be without par value shall be 6,000,000.

3.    That the total number of shares represented by written consent at that meeting was 1,507,673. That the total number of shares entitled to vote on or consent to the amendment was 2,619, 586. A total of 1,428,550 shares voted for approval of the amendment set forth above.

/s/ Robert E. Carroll
ROBERT E. CARROLL, President

/s/ William H. Reed
WILLIAM H. REED, Asst. Secretary

Each of the undersigned declares that under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at San Diego, California, on December 3, 1987.

/s/ Robert E. Carroll
ROBERT E. CARROLL

/s/ William H. Reed
WILLIAM H. REED

(State Certified on DEC 07 1987)

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF SYS

CHARLES H. WERNER and WILLIAM H. REED certify:

1.  That they are the President and Assistant Secretary, respectively, of SYS, a California corporation.

2.  That, at the Annual Meeting of Shareholders of SYS, duly held at San Diego, California, on November 30, 1989, the following resolution was adopted:

RESOLVED, that, in accordance with the provisions of Section 204, 204.5, 309, and 317 of the California Corporation Code, as amended effective September 27, 1987, the Articles of Incorporation of the Corporation be amended to include the following:

"The liability of the Directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law."

The above amendment shall be set forth in an additional Article of the Articles of Incorporation and entitled, "Article Seventh".

3.  That the total number of shares represented by written consent at that meeting was 2,134,734. That the total number of shares entitled to vote on or consent to the amendment was 2,719,586. A total of 1,689,440 shares voted for approval of the amendment set forth above.

/s/ Charles H. Werner
CHARLES H. WERNER, President

/s/ William H. Reed
WILLIAM H. REED, Asst. Secretary

    Each of the undersigned declares that under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at San Diego, California, on December 11, 1989.

/s/ Charles H. Werner
CHARLES H. WERNER, President

/s/ William H. Reed
WILLIAM H. REED, Asst. Secretary

(State Certified on DEC 26 1989)

SYS
(a California corporation)
CERTIFICATE OF DETERMINATION
OF
SERIES B 9% CUMULATIVE CONVERTIBLE CALLABLE
NON-VOTING PREFERENCE STOCK

The undersigned, Lawrence L. Kavanau and W. Gerald Newmin, do hereby certify:

One: That said Lawrence L. Kavanau is, and at all times herein mentioned is, the duly elected chairman and Chief Executive Officer of SYS, a California corporation and that said W. Gerald Newmin is the duly elected and acting Secretary of SYS, a California corporation (the "Corporation").

Two: That at a special meeting of the Board of Directors of said Corporation duly held at the Corporate Office at 6363 Greenwich Drive, Suite 200, San Diego, California 92122, at 9:00 A.M., P.D.T., on the 19th day of June, 1996, at which meeting there were at all times present an acting a quorum of the members of the Board of Directors of said Corporation, the following resolution was duly adopted:

WHEREAS, the Articles of Incorporation of this Corporation provide for a class of its authorized shares known as Preference Shares, comprising 2,000,000 shares, each with a par value of $1.00 and issuable from time to time in one or more series; and

WHEREAS, the Board of Directors of this Corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms for redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preference of any wholly-unissued series of Preference Shares and the number of shares constituting any such series and the designation thereof, or any of them; and

WHEREAS, this Corporation has previously issued, called, and retired all heretofore issued Series A Preference Shares and it is the desire of the Board of Directors of this Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions, and other matters relating to the next series of said Preference Shares;

NOW THEREFORE, BE IT RESOLVED: That this Board of Directors does hereby provide for the issuance of Series B Preference Shares of the Corporation and does hereby fix and determine the rights, preferences, restrictions, and other matters relating to said Preference Shares as follows:

(a.) Designation. The Preference Shares of this series shall be designated and known as "Series B 9% Cumulative Convertible Callable Non-Voting Preference Stock" (par value $1.00).

(b.) Number. The number of shares constituting the Series B 9% Cumulative Convertible Callable Non-Voting Preference Stock shall be 139,561.

(c.) Conversion To Common. The number of shares of this Corporation's Common Shares (no par value) reserved for exercise of the conversion rights granted under section (h.) herein shall be limited to a maximum of 139,561.

(d.) Dividends. The rights of the Preference Shares of this Series to receive any dividends (including, but not limited to, liquidating dividends) shall be subordinate to the rights of the holders of the Company's existing Preferred Shares and no dividend (including, but not limited to, liquidating dividends) shall be paid to the holders of the Preference Shares of this Series if there be any unpaid dividends due to the holders of the Preferred Shares. Subject to the foregoing, the holders of the outstanding Preference Shares of this series shall be entitled to receive, out of any funds legally available therefore, dividends at the rate of nine percent (9.00%) per annum of the par value thereof, and no more, payable in cash semi-annually on the 15th days of September and March of each year when and as declared by the Board of Directors of the Corporation. Such dividends shall accrue on each such Preference Share of this series from the date of its original issuance and shall accrue from day to day, whether or not earned for declared, in addition, such dividends shall be cumulative so that in the event that any dividends not paid on or declared and set apart for the holders of the Preference Shares of this series, the deficiency shall be fully paid on or declared and set apart for such shares before any dividend or other distribution shall be paid on or declared or set apart for the Common Shares.

(e.) Liquidation.

(1) Voluntary Liquidation. In the event of a voluntary liquidation, dissolution, or winding up of this Corporation, the holder of the Preference Shares of this series shall be entitled to receive, out of the assets of this Corporation, whether such assets are capital or surplus of any nature, an amount equal to one hundred percent (100.00%) of the par value of said Preference Shares and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, to the date that payment is made to the holder of the Preferred Shares of the series, whether earned or declared or not, and no more, before any payments shall be made or any assets distributed to the holder of the Corporation's Common Shares.

(2.) Involuntary Liquidation. In the event of an involuntary liquidation, dissolution, or winding up of this Corporation, the holders of the Preference Shares of this series shall be entitled to receive, out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount equal to one hundred percent (100.00%) of the par value of said Preference Shares and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, to the date that payment is made to the holders of the Preference Shares of this series, whether earned or declared or not, an no more, before any payment shall be made or any assets distributed to the holders of this Corporation's Common Shares.

(3.) In the event of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary and subject to all of the preferential rights of the holders of all the preference shares on distribution or otherwise, the holders of the Common Shares shall be entitled to receive, ratably, all remaining assets of this Corporation. A consolidation or merger of this Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution, or winding up, within the meaning of this paragraph (e.)

(f.) Redemption.

(1.) The Corporation shall have the right, at the option of its Board of Directors, to call and redeem the whole or any part of the Preference Shares of this series at any time on or after September 30, 1997 by paying in cash therefore an amount equal to one hundred percent (100,00%) of the par value per share and in addition to the aforementioned amount, an amount equal to all unpaid and accumulated dividends (as provided in (d) of this Certificate), whether earned or declared or not, to and including the date fixed for redemption, such sum being thereinafter sometimes referred to as the redemption price. In case of the redemption of a part only of the outstanding Preference Shares of this series, the Corporation shall designate by lot in such manner as the Board of Directors may determine, the Preference Shares of this series to be redeemed, or shall effect such redemption pro rata. Less than all of the then outstanding Preference Shares of this series may not be redeemed until all dividends accrued and in arrears upon all Preference Shares outstanding shall have been paid for all prior dividend periods and until full dividends for the then current dividend period on all Preference Shares of this series then outstanding, other than the Preference Shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment.

(2.) At least thirty (30) days' prior notice, by mail, postage prepaid, shall be given to the holders of record of the Preference Shares of this series to be redeemed. Said notice shall be addressed to each said holder at his post office address as shown by the records of the Corporation. On or after the date fixed for redemption and stated in such notice, each holder of Preference Shares of this series called for redemption shall surrender his certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by such surrendered certificates are redeemed, the Corporation shall issue a new certificate representing unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available there fore, then, notwithstanding that the Certificates evidencing any Preference Shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall cease to accrue after the date fixed for redemption and all rights with respect to the shares so called for redemption shall forthwith after such dated cease, except only the right of the holders to receive the redemption prices without interest or other payment upon surrender of their Certificates therefore.

(3.) If, on or prior to the date fixed for redemption of the Preference Shares of this series, the Corporation deposits with any bank or thrust company in the City of San Diego, State of California, as a trust fund, a sum sufficient to redeem, on the dated fixed for redemption, thereof, the shares called for redemption, with irrevocable instruction and authority to the bank or trust company to give the notice of redemption thereof (if such notice shall not have been previously given by the Corporation), or to complete the giving of such notice if theretofore commenced, and to pay, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share Certificate, then from and after the date of deposit (although prior to the date fixed for redemption), the shares so called shall be deemed to be redeemed and dividends shall cease to accrue after the date fixed for redemption. The deposit shall be deemed to constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares, without interest, upon the surrender of their Certificates therefore, and the right to convert said shares as provided herein at any time up to but not after the close of business on the fifth (5th) day prior to the date fixed for redemption of such shares. Any monies so deposited on account of the redemption price converted subsequent to the making of such deposit shall be repaid to the Corporation forthwith upon the conversion of the Preference Shares of this series.

(g) Voting Rights.

(1.) The Preference Shares of this series shall have no voting rights except as otherwise provided by law. In addition and except as provided by law or by the Articles of Incorporation, the holders of the Preference Shares of this series shall not be entitled to receive notice of shareholder's meetings or to vote upon the election of directors or upon any question affecting the management or affairs of the Corporation.

(2.) Notwithstanding any other provision of paragraph (g.)(1.), if at any time on or after June 30, 1998, an aggregate of four or more semi-annual dividends (whether consecutive or not consecutive) remain unpaid or default, in whole or in part, on the Preference Shares of this series, the holders of the Preference Shares of this series shall have the right, as a class, to elect the smallest number of directors of this Corporation which constitute a majority of the authorized number of directors and the holders of the Common Shares, as a class, shall be entitled to elect the remaining members of this Corporation's board of directors. At such time at all dividends accrued on the outstanding Preference Shares of this series shall have been paid or declared and set apart for payment, the rights of the holders of the Preference Shares of this series to vote provided in this paragraph (g.)(2.) shall cease, subject to the renewal, from time to time, upon the same terms and conditions.

(3.) At any time after the voting power to elect a majority of the board of directors shall have become vested in the holder of the Preference shares of this series as provided in paragraph (g.)(2.), the Secretary this Corporation and upon request of the record holders of at least ten percent (10%) of the Preference Shares of this series then outstanding addressed to him in writing (the "Request") at the principal office of this Corporation shall, call a special meeting of the holders of the Preference Shares of this series and of the Common Shares for the election of directors with said meeting to be held at the place and upon the notice provided in the Corporation's By-laws for the holding of annual meetings. If said meeting shall not be called within ten (10) days after personal service of the Request or within fifteen (15) days after mailing of the same by registered mail within the United States of America, then the record holders of at least ten percent (10%) of the Preference Shares of this series then outstanding may designate in writing one of their number to call said meeting, and the person so designated may call such meeting at the place and upon the notice above provided, and for that purpose shall have access to the stockholder record books of the Corporation. At any meeting so called or at any annual or other meeting held while the holders of the Preference Shares of this series have the voting power to elect a majority of the Corporation's board of directors, the holders of the majority of the then outstanding Preference Shares of this series, present or by proxy, shall be sufficient to constitute a quorum for the election of directors as herein provided.

The terms of office of all persons who are directors of this Corporation at the time of such meeting shall terminate upon the election at said meeting by the holders of the Preference Shares of this series of the number of directors they are entitled to elect, and the person so elected as directors by he holders of the Preference Shares of this series, together with such other persons, if any, as may be elected as directors by the holders of the Common Shares, shall constitute, on a collective basis, the duly elected directors of this Corporation. In the event that the holders of the Common Shares fail to elect the number of directors which they are entitled to elect at such meeting additional directors may be appointed by the directors elected by the holders of the Preference Shares of this series.

(4.) Whenever the holders of the Preference Shares of this series shall be divested of such voting power as provided by Sections (g.)(l.) and (g.)(2.) of this paragraph, the term of office of all persons who are at the time directors of this Corporation shall terminate upon the election of their successors by the holders of the Common Shares.

(h.) Conversion Rights. Holders of the Preference Shares of this series shall have the right, at any time after February 28, 1997, to convert said shares into the Corporation's common shares as follows:

(1.) Each Preference Share of this series shall be convertible, at the option of the holder, at any time or on or prior to the fifth day prior to the date, if any, as may be fixed for the redemption thereof if any notice of redemption given in and as provided in (f) hereof, at the office of the Corporation or any transfer agent for such shares, into fully paid and non-assessable shares of the Corporation's Common Stock, at the conversion price of fifty cents ($0.50) per Common Share, with each Preference Share of this series being valued at one dollar ($1.00) for purposes of such conversion. The total number of Preference Shares of this series available for conversion shall be limited to the first 139,561 Preference Shares received by the Company. The Corporation shall make no payment or adjustment on account of any dividends accrued on the Preference Shares of this series surrendered for conversion.

In the event that the Corporation calls for redemption any of the Preference Shares of this series, such right of conversion shall terminate as to the shares designated for redemption, at the close of business on the fifth day preceding the day fixed for redemption, unless default is made in the payment of the redemption price.

(2.) Before any holder of the Preference Shares of this series shall be entitled to convert the same into the Corporation's Common Stock, the holder shall surrender the Certificate or Certificates therefore, duly endorsed, at the office of the Corporation, together with written notice to the Corporation at such office that an election has been made by the holder to convert the same. Said notice shall also state the name or names in which the Certificates for Common Stock shall be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver to the holder or his nominee Certificates for the number of full shares of Common Stock to which he shall be entitled, as aforesaid subject to the limitations of the number of Common Shares as given in paragraph (c.) herein. Such conversion shall be deemed to have been made as of the date of such surrender of said Preference Shares to be converted, and time person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders on said date.

(i.) Recapitalization. In the event that the Corporation effect a subdivision of the outstanding shares of the Corporation's Common Stock or shall issue as a dividend on its Common Stock such number of shares of Common Stock as shall equal five percent (5.00%) or more of the number of shares of Common Stock outstanding immediately prior to the issuance of such dividend, the conversion price in effect immediately prior to said subdivision or dividend shall be proportionately decreased, and in the event, that the Corporation shall at any time combine the outstanding shares of its Common Stock, the conversion price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date, of such subdivision, dividend, or combination, as the case may be. For purposes of this paragraph (i.), the date of Issuance of any such dividend shall be the record date fixed by the Corporation's Board of Directors. In the absence of a record date so fixed, the first business day during which the stock transfer books of the Corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

(j.) Fractional Shares. No fractional shares of common stock shall be issued upon the conversion of the Preference Shares of this series. If any fractional interest in a share of common stock would, except for the provisions of this paragraph (j), be deliverable upon the conversion of any shares of convertible preference, the Corporation shall, in lieu of delivering the fractional share therefor, at its option either (i) adjust such fractional interest by payment to the holder of such surrendered preference shares of an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, or (ii) issue non-dividend bearing and non-voting scrip certificates for fractions of a share which would otherwise be issuable, in such form and containing such terms and conditions as may be determined by the Board of Directors, and exchangeable, within such period following the date of issue thereof as the Board of Directors shall fix, together with other unexpired scrip certificates of like tenor agreeable to one or more full shares, for share certificates representing such full share or shares.

(k.) Files Available If Conversion Adjustment. Whenever the conversion price is adjusted, as herein provided, the Corporation shall forthwith maintain at its office, a statement, signed by the Chairman of the Board, or the Chief Executive Officer, or the President, or a Vice President of the Corporation and by its Chief Financial Officer, or Treasurer, or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion price after such adjustment. The Corporation shall exhibit the same from time to time to any holder of the Preference Shares of this series desiring an inspection thereof.

(l.) Reorganization & Recapitalization. In case of any capital reorganization or any reclassification of the capital stock of the Corporation or in case of the consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each Preference Share of this series shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of common stock of the Corporation deliverable upon conversion of such Preference share of this series would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Director shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of the Preference Shares of this series, to the end that the provisions set forth herein (including provision with respect to changes in and other adjustments of the conversion price) shall thereafter be applicable, as nearly as reasonable may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Preference Shares of this series.

(m.) Corporate Actions. In case:

(i.) the Corporation shall take a record of the holder of its common stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

(ii) the Corporation shall take a record of the holders of its common stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

(iii.) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of common stock), consolidation or merger of the Corporation with or into another Corporation, or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding Preference Shares of this series, at least 10 days prior to the date hereinafter specified, a note stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of common stock of record shall be entitled to exchange their shares of common stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(n.) Reserved Shares. The Corporation shall at all times reserve and keep available, out of its authorized but unissued common stock, solely for the purpose of effecting the conversion of the Preference Shares of this series, the full number of shares of common stock deliverable upon the conversion of all preference shares, from time to time outstanding. The Corporation shall, from time to time (subject to obtaining necessary director and shareholder action), in accordance with the laws of the State of California, increase the authorized amount of its common stock if at any time the authorized number of shares of common stock remaining unissued shall not be sufficient to permit the conversion of up to 50% of the Preference Shares of this series, other Preferred Shares, Preference Shares of any other series, or all of them.

(o.) Matter of Taxes. The Corporation shall pay any and all issue taxes that may be payable in respect of any issue or delivery of shares of common stock upon conversion of the Preference Shares of this series. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the Preference Shares of this series, so converted, were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(p.) Rights of Approval. So long as any of the Preference shares of this series shall be outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of the Preference Shares of this series outstanding:

(1) alter or change the rights, preferences or privileges of the Preference Shares of this series so as materially adversely to affect said Preference Shares of this series; or

(2) increase the authorized number of Preference Shares of this series; or

(3) sell, convey or otherwise dispose of all or substantially all of the property or business of this Corporation.

(q.) References. Whenever reference is made in these provisions to the issue or sale of shares of common stock, the term "common stock" shall include any stock of any class of the Corporation other than preferred stock and preference stock, with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(r.) Certificates. All certificates of the Preference Shares of this series surrendered for conversion shall be appropriately canceled on the books of the Corporation, and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued preference shares of the Corporation.

RESOLVED FURTHER, that the Chief Executive Officer, or President, or any Vice President, and the Secretary or any Assistant Secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a certificate of determination of preferences in accordance with the foregoing resolution and the provisions of California law.

Three: That the authorized number of Series B 9% Cumulative Convertible Callable Non-Voting Preference Stock, none of which has been issued, is 139,561.

We declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 14, 1996

/s/ Lawrence L. Kavanau
LAWRENCE L. KAVANAU
Chairman and Chief Executive Officer

/s/ W. Gerald Newmin
W. GERALD NEWMIN
Secretary

(State Certified AUG 15 1996)

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
SYS

ROBERT D. MOWRY and GERALD NEWMIN certify:

1.  That they are the Chief Executive Officer and Secretary, respectively, of SYS, a California Corporation.

2.  That, by Action of the Holders of a Majority of the Shares Outstanding by Written Consent in Lieu of a Meeting of SYS, on October 28, 1997, the following resolution was adopted:

RESOLVED: That Section (a), Fourth Article, of the Company's Articles of Incorporation as then filed September 7, 1966 under the Company's former name, Systems Associates, Inc. and as restated in the Company's filing, dated July 22, 1968 be amended such that Section (a), Fourth Article, shall be and read as follows:

"FOURTH ARTICLE:

(a)  The number of directors of this corporation shall not be less than five, nor more than nine, the exact number of which shall be fixed by a bylaw duly adopted by the shareholders of by the corporation's board of directors."

3.  The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4.  The foregoing amendment has been duly approved by the required vote of Shareholders in accordance with Section 902 of the Corporations Code. The Corporation has only one class of voting shares, with 3,138,786 shares outstanding. The number of shares voting in favor of the amendment are equal to or exceeded the vote required. The percentage of vote required was more than fifty percent. Except for the amendment to Section (a), Fourth Article, set forth herein, all other Articles contained in the Company's Articles of Incorporation shall remain as previously stated.

/s/ Robert D. Mowry
ROBERT D. MOWRY, Chief Executive Officer

/s/ W. Gerald Newmin
W. GERALD NEWMIN, Secretary

We further declare, under penalty of perjury, that the matters set forth in this Certificate are true and correct of our own knowledge. Executed at San Diego, California, on October 30, 1997.

/s/ Robert D. Mowry
ROBERT D. MOWRY, Chief Executive Officer

/s/ W. Gerald Newmin
W. GERALD NEWMIN, Secretary

(State Certified on NOV 07 1997)

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
SYS

ROBERT D. MOWRY and W. GERALD NEWMIN certify:

1. That they are the Chief Executive Officer and Secretary, respectively, of SYS, a California corporation.

2. That, at the Annual Meeting of Shareholders of SYS, duly held in San Diego, California, on January 8, 1998, the following resolution was adopted.

RESOLVED: That Article Fifth of the Company's Articles of Incorporation as then filed September 7, 1966 under the Company's former name, Systems Associates, Inc., restated in the Company's filing, dated July 22, 1968, and later modified by the Company's filing of December 7, 1987, be amended such that Article Fifth shall be and read as follows:

"ARTICLE FIFTH":

This corporation is authorized to issue three classes of shares to be designated, respectively, Preferred, Preference, and Common; the total number of shares which this corporation shall have the authority to issue is 14,250,000 and the aggregate par value of all shares that are to have a par value shall be $4,125,000; the number of Preferred shares that are to have a par value shall be 250,000 and the par value of each share of such class shall be $8.50; the number of Preference shares that are to have a par value shall be 2,000,000, and the par value shall be $1.00; and the number of Common shares that are to be without par value shall be 12,000,000.

3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment has been duly approved by the required vote of Shareholders in accordance with Section 902 of the Corporation Code. The Corporation has only one class of voting shares, with 3,138,786 shares outstanding. The number of shares voting in favor of the amendment are equal to or exceeded the vote required. The percentage of vote required was more than fifty percent. Except for the amendment to Article fifth set forth herein, all other Articles contained in the Company's Articles of Incorporation shall remain as previously stated.

/s/ Robert D. Mowry
ROBERT D. MOWRY, Chief Executive Officer

/s/ W. Gerald Newmin
W. GERALD NEWMIN, Secretary

We further declare, under penalty of perjury, that the matters set forth in this certificate are true and correct of our own knowledge. Executed at San Diego, California, on 2/11/98.

/s/ Robert D. Mowry
ROBERT D. MOWRY, Chief Executive Officer

/s/ W. Gerald Newmin
W. GERALD NEWMIN, Secretary

(State Certified on MAR 16 1998)

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
SYS

W. GERALD NEWMIN and MICHAEL W. FINK certify:

1. That they are the Chief Executive Officer and Secretary, respectively, of SYS, a California corporation.

2. Article Fifth of the Articles of Incorporation of this corporation is amended to read as follows:

This corporation is authorized to issue three classes of shares to be designated, respectively, Preferred, Preference, and Common; the total number of shares which this corporation shall have the authority to issue is 14,250,000 and the aggregate par value of al shares that are to have a par value shall be $2,125,000; the number of Preferred shares that are to have a par value shall be 250,000 and the par value of each share of such class shall be $.50; the number of Preference shares that are to have a par value shall be 2,000,000, and the par value shall be $1.00; and the number of Common shares that are to be without par value shall be 12,000,000.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding Common shares of the corporation is 3,236,732. The Common shares are the only shares that are entitled to vote. The number of Common shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare, under penalty of perjury, that the matters set forth in this certificate are true and correct of our own knowledge. Executed at San Diego, California, on 2/17/2000.

/s/ W. Gerald Newmin
W. GERALD NEWMIN, Chief Executive Officer

/s/ Michael W. Fink
MICHAEL W. FINK, Secretary

(State Certified on FEB 22 2000)

STATE OF CALIFORNIA
SECRETARY OF STATE
CERTIFICATE OF STATUS
DOMESTIC CORPORATION

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That on the 7th day of September, 1966, SYS became incorporated under the laws of the State of California by filing its Articles of Incorporation in this office; and

That no record exists in this office of a certificate of dissolution of said corporation nor of a court order declaring dissolution thereof, nor of a merger or consolidation which terminated its existence; and

That said corporation's corporate powers, rights and privileges are not suspended on the records of this office; and

That according to the records of this office, the said corporation is authorized to exercise all its corporate powers, rights and privileges and is in good legal standing the State of California; and

That no information is available in this office on the financial condition, business activity or practices of this corporation.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of October 5, 2001.

/s/ Bill Jones
BILL JONES
Secretary of State

STATE OF CALIFORNIA
SECRETARY OF STATE

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That the attached transcript of 2 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of OCT 05 2001

/s/ Bill Jones
BILL JONES
Secretary of State

STATE OF CALIFORNIA
BILL JONES
SECRETARY OF STATE
STATEMENT BY DOMESTIC STOCK CORPORATION

Filing Fee - Please see information section

IMPORTANT - Read Instructions Before Completing This Form

1.  DO NOT ALTER PREPRINTED NAME. IF ITEM 1 IS BLANK, PLEASE ENTER CORPORATE NAME AND NUMBER.
C0514789 DUE DATE 09-30-01 17218S
SYS
9620 CHESAPEAKE DRIVE STE 201
SAN DIEGO, CA 92123

IF THERE HAS BEEN NO CHANGE IN ANY OF THE INFORMATION CONTAINED IN THE LAST STATEMENT BY DOMESTIC STOCK CORPORATION ON FILE WITH THE CALIFORNIA SECRETARY OF STATE, CHECK THE BOX AND PROCEED TO ITEM 15.

STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE

9620 Chesapeake Drive, Suite 201

CITY AND STATE ZIP CODE

San Diego, CA 92123

STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA, IF ANY

Same

CITY AND STATE ZIP CODE

CA

MAILING ADDRESS CITY AND STATE ZIP CODE

Same

LIST THE NAMES AND COMPLETE ADDRESSES OF THE FOLLOWING OFFICERS: (The corporation must have these three officers. An officer may hold more than one office. The appropriate title for the officer may be added, but do not alter or obliterate the form).

CHIEF EXECUTIVE OFFICER/

W. Gerald Newmin

ADDRESS CITY AND STATE ZIP CODE

9620 Chesapeake Dr. Ste 201 San Diego, CA 92123

SECRETARY/

Michael W. Fink

ADDRESS CITY AND STATE ZIP CODE

9620 Chesapeake Dr. Ste 201 San Diego, CA 92123

CHIEF FINANCIAL OFFICER/

W. Gerald Newmin

ADDRESS CITY AND STATE ZIP CODE

9620 Chesapeake Dr. Ste 201 San Diego, CA 92123

LIST THE NAMES AND COMPLETE ADDRESSES OF ALL DIRECTORS, INCLUDING DIRECTORS WHO ARE ALSO OFFICERS: (The corporation must have one or more directors).

NAME

W. Gerald Newmin

ADDRESS CITY AND STATE ZIP CODE

48 Admiralty Cross Coronado, CA 92118

NAME

Zoltan A. Harasty

ADDRESS CITY AND STATE ZIP CODE

918 Hornbeck Place Solvang, CA 93463

NAME

Charles E. Vandeveer

ADDRESS CITY AND STATE ZIP CODE

8203 Tiara Street Ventura, CA 93004

NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY:

CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS:

(X) AN INDIVIDUAL RESIDING IN CALIFORNIA

( ) A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505 OF THE CALIFORNIA CORPORATIONS CODE.

AGENT'S NAME: Michael W. Fink - Senior Vice President - Finance and Administration

 ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL. CITY ZIP CODE

9620 Chesapeake Drive, Suite 201 San Diego 92123

DESCRIBE THE TYPE OF BUSINESS OF THE CORPORATION

Management and Technical Support Services

I DECLARE THAT I HAVE EXAMINED THIS STATEMENT AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, IT IS TRUE, CORRECT AND COMPLETE.

Michael W. Fink

TYPE OR PRINT NAME OF SIGNING OFFICER OR AGENT

/s/ Michael W. Fink

ORIGINAL SIGNATURE

Sr. VP

Finance & Admin. 7/26/01

TITLE DATE

SO-200 N/C (REV. 11/99) Approved by Secretary of State

(State Certified on AUG 06 2001)

ADDENDUM TO STATEMENT OF DOMESTIC STOCK CORPORATION

DIRECTORS, continued

Name                        Street Address                            City and State                    Zip Code

Charles H. Werner    P.O. Box 1966                Rancho Santa Fe, CA                    92067

Kameron Maxwell    P.O. Box 3736                Rancho Santa Fe, CA                    92067

STATE OF CALIFORNIA

SECRETARY OF STATE

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That the attached transcript of 1 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of JAN 29 2002.

/s/ Bill Jones
BILL JONES

Secretary of State

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
SYS

W. GERALD NEWMIN and MICHAEL W. FINK certify:

1.  That they are the Chief Executive Officer and Secretary, respectively, of SYS, a California corporation.

2.  That, at the Annual Meeting of Shareholders of SYS, duly held in San Diego, California, on January 17, 2001, the following resolution was adopted:

RESOLVED: To amend the Article Fifth of the Articles of Incorporation to increase the number of authorized Common Shares from 12.0 million to 48.0 million shares.

3.  Article Fifth of the Articles of Incorporation of this corporation is amended to read as follows:

This corporation is authorized to issue three classes of shares to be designated, respectively, Preferred, Preference, and Common; the total number of shares which this corporation shall have the authority to issue is 50,250,000 and the aggregate par value of all shares that are to have a par value shall be $2,125,000; the number of Preferred shares that are to have a par value shall be 250,000 and the par value of each share of such class shall be $.50; the number of Preference shares that are to have a par value shall be 2,000,000 and the par value shall be $1.00; and the number of Common shares that are to be without par value shall be 48,000,000.

4.  The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding Common Shares of the corporation is 3,362,732. The Common shares are the only shares that are entitled to vote. The number of Common shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare, under penalty of perjury, that the matters set forth in this certificate are true and correct of our own knowledge. Executed at San Diego, California, on 12/21/01.

/s/ W. Gerald Newmin
W. GERALD NEWMIN, Chief Executive Officer

/s/ Michael W. Fink
MICHAEL W. FINK, Secretary

(State Certified on JAN 07, 2002)

***